UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 31, 2020
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Railway Limited	CP	New York Stock Exchange
Common Shares, without par value, of Canadian Pacific Railway Limited	CP	Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On January 31, 2020, Canadian Pacific Railway Limited (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing that Computershare Limited, agent for the Company (the “Agent”), had issued on the Company’s behalf a letter to all Canadian Securities Regulatory Authorities (the “Letter”), advising of the Company’s upcoming Annual Meeting of Security Holders to be held on April 21, 2020 (the “Annual Meeting”). The Letter indicated that the Annual Meeting would be held in Calgary, Alberta.

As a company that emphasizes safety, the Company has elected to take proactive steps as a result of the impact of the recent global spread of COVID-19 (coronavirus) to protect the Company’s employees and other stakeholders, including shareholders of the Company. To reduce risks to public health and safety associated with COVID-19, the Company has determined that it will hold the Annual Meeting in a virtual only format which will be conducted via live webcast online. In connection with this determination, the Agent has issued an amended Letter (the “Amended Letter”), revised to indicate that the Annual Meeting will occur in virtual only format. This Current Report on Form 8-K/A is being filed solely to file the Amended Letter.

ITEM 8.01.          Other Events.

On March 19, 2020, the Agent issued on the Company's behalf the Amended Letter, advising of the Company's upcoming virtual only format Annual Meeting of Security Holders to be held on April 21, 2020.

A copy of this letter is attached as Exhibit 99.1.

ITEM 9.01           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	Letter to Canadian Securities Regulatory Authorities dated March 19, 2020.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 99.1	Letter to Canadian Securities Regulatory Authorities dated March 19, 2020.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2020

CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Nizam Hasham
		Name:	Nizam Hasham
		Title:	Assistant Corporate Secretary